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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Post-Effective Amendment No. 2 to the Registration Statement (Form S-8 No. 2-88940) pertaining to The BFGoodrich Company Retirement Plus Savings Plan of our report dated May 25, 2001, with respect to the financial statements of The BFGoodrich Company Retirement Plus Savings Plan included in this Annual Report (Form 11-K) for the year ended December 30, 2000.


                                    /S/ ERNST & YOUNG LLP


Charlotte, North Carolina
June 5, 2001